                                                                   EXHIBIT 10.90

                                SECOND AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT

      This Second Amendment to Loan and Security Agreement (this "Amendment") is entered into as of June 18, 2004, by and between COMERICA BANK, successor by merger to COMERICA BANK-CALIFORNIA ("Bank") and MTI TECHNOLOGY CORPORATION ("Borrower").

                                    RECITALS

      Borrower and Bank are parties to that certain Loan and Security Agreement dated as of November 13, 2002, as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated June 30, 2003 (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

      NOW, THEREFORE, the parties agree as follows:

      1. The definition of Revolving Maturity Date in Section 1.1 of the Agreement is amended in its entirety to read as follows:

            "Revolving Maturity Date" means May 31, 2005.

      2. All references in the Loan Documents to Bank's address at 9920 S. La Cienega Blvd., Suite 1401, Inglewood, CA 90301, shall mean and refer to 2321 Rosecrans Ave., Suite 5000, El Segundo, CA 90245.

      3. Section 12 of the Agreement as in effect prior to the date of this Amendment hereby is renumbered to read "Section 13," and references to Section 12 throughout the Agreement as in effect prior to the date of this Amendment shall mean and refer to "Section 13." New Section 12 hereby is added to the Agreement to read as follows:

            "12.   JUDICIAL REFERENCE.

                  If and only if the jury trial waiver set forth in Section 11 of this Agreement is invalidated for any reason by a court of law, statute or otherwise, the reference provisions set forth below shall be substituted in place of the jury trial waiver. So long as the jury trial waiver remains valid, the reference provisions set forth in this Section shall be inapplicable.

                  12.1 Each controversy, dispute or claim (each, a "Claim") between the parties arising out of or relating to this Agreement, any security agreement executed by Borrower in favor of Bank, any note executed by Borrower in favor of Bank or any other document, instrument or agreement executed by Borrower with or in favor of Bank (collectively in this Section, the "Loan Documents"), other than (i) all matters in connection with nonjudicial foreclosure of security interests in real or personal property; or (ii) the appointment of a receiver or the exercise of other provisional remedies (any of which may be initiated pursuant to applicable law) that are not settled in writing within fifteen (15) days after the date on which a party subject to the Loan Documents gives written notice to all other parties that a Claim exists (the "Claim Date") shall be resolved by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor sections ("CCP"), which shall constitute the exclusive remedy for the resolution of any Claim concerning the Loan Documents, including whether such Claim is subject to the reference proceeding. Except as set forth in this section, the parties waive the right to initiate legal proceedings against each other concerning each such Claim. Venue for these proceedings shall be in the Superior Court in the County where the real property, if any, is located or in a County where venue is otherwise appropriate under state law (the "Court"). By mutual agreement, the parties shall select a retired Judge of the Court to serve as referee, and if they cannot so agree within fifteen (15) days after the Claim Date, the Presiding Judge of the Court (or his or her representative) shall promptly select the referee. A request for appointment of a referee may be heard on an ex parte or expedited basis. The referee shall be appointed to sit as a temporary judge, with all the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP Section 170.6. Upon being selected, the referee shall (a) be requested to set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection and (b) if practicable, try any and all issues of law or fact and report a statement of decision upon them within ninety (90) days of the date of selection. The referee will have power to expand or limit the amount of discovery a party may employ. Any decision rendered by the referee will be final, binding and conclusive, and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. The parties shall complete all discovery no later than fifteen (15) days before the first trial date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Either party may take depositions upon seven (7) days written notice, and shall respond to requests for production or inspection of documents within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.

                  12.2 Except as expressly set forth herein, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. Except for trial, all proceedings and hearings conducted before the referee shall be conducted without a court reporter unless a party requests a court reporter. The party making such a request shall have the obligation to arrange for and pay for the court reporter. Subject to the referee's power to award costs to the prevailing party, the parties shall equally bear the costs of the court reporter at the trial and the referee's expenses.

                  12.3 The referee shall determine all issues in accordance with existing California case and statutory law. California rules of evidence applicable to proceedings at law will apply to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that shall be binding upon the parties. At the close of the reference proceeding, the referee shall issue a single judgment at disposing of all the claims of the parties that are the subject of the reference. The parties reserve the right (i) to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee and (ii) to obtain findings of fact, conclusions of laws, a written statement of decision, and (iii) to move for a new trial or a different judgment, which new trial, if granted, shall be a reference proceeding under this provision.

                  12.4 If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration conducted by a retired judge of the Court, in accordance with the California Arbitration Act Section 1280 through
      Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth in this Section shall apply to any such arbitration proceeding."

      4. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank's failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

      5. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

      6. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

      7. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                  (a)   this Amendment, duly executed by Borrower;

                  (b) the Standby Letter of Credit, issued by Bank of America for the benefit of Bank, in the minimum amount of the Revolving Line, shall be amended or reissued to bear an expiry date of no earlier than June 30, 2005;

                  (c) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

                  (d) all reasonable Bank Expenses incurred through the date of this Amendment; and

                  (e) such other documents, and completion of such other matters; as Bank may reasonably deem necessary or appropriate,

      8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                           MTI TECHNOLOGY CORPORATION

                                           By: /s/ Todd Schaeffer
                                               ---------------------------------
                                               Todd Schaeffer
                                           Title: CFO

                                           COMERICA BANK, successor by merger to
                                           COMERICA BANK-CALIFORNIA

                                           By: /s/ James Ligman
                                              ----------------------------------
                                           Title: AVP

                         CORPORATE RESOLUTIONS TO BORROW

BORROWER: MTI TECHNOLOGY CORPORATION

      I, the undersigned Secretary or Assistant Secretary of MTI TECHNOLOGY CORPORATION (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

      I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

      I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting, (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

      BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

    NAMES                  POSITIONS                ACTUAL SIGNATURES
-------------             -----------       ----------------------------------
TODD SCHAEFER             CFO               /s/ Todd Schaeffer
                                            ----------------------------------

TODD WILLIAMS             CONTROLLER        /s/ Todd Williams
                                            ----------------------------------

MARK ALMEIDA              FINANCE MANAGER   /s/ Mark Almeida
                                            ----------------------------------

THOMAS P. RAIMONDI, JR.   CEO               /s/ Thomas P. Raimondi, Jr.
                                            ----------------------------------

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

      BORROW MONEY. To borrow from time to time from Comerica Bank, successor by merger to Comerica Bank-California ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan and Security Agreement dated as of November 13, 2002, as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of June 30, 2003 and that certain Second Amendment to Loan and Security Agreement dated as of June 18, 2004 (the "Amendment").

      EXECUTE AMENDMENTS. To execute and deliver to Bank the Amendment, and also to execute and deliver to Bank one or more renewals, extensions, modifications, consolidations, or substitutions therefore.

      GRANT SECURITY. To grant a security interest to Bank in the Collateral described in the Amendment, which security interest shall secure all of the Corporation's Obligations, as described in the Amendment.

      LETTERS OF CREDIT. To execute letters of credit applications and other related documents pertaining to Bank's issuance of letters of credit..

      NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

      FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these resolutions.

      BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these resolutions shall remain in full force and effect and Bank may rely on these resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

      I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

      IN WITNESS WHEREOF, I have hereunto set my hand on June 18, 2004 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                                   CERTIFIED TO AND ATTESTED BY:

                                                   X /s/ Todd Schaeffer
                                                     ---------------------------
                                                           Todd Schaeffer

THE ABOVE STATEMENTS ARE CORRECT.

BY: TODD SCHAEFFER
PRINTED NAME: TODD SCHAEFFER
TITLE: CEO
SIGNATURE OF OFFICER OR DIRECTOR
OR, IF NONE, A SHAREHOLDER OTHER
THAN SECRETARY WHEN SECRETARY IS
AUTHORIZED TO SIGN ALONE.

      FAILURE TO COMPLETE THE ABOVE WHEN THE SECRETARY IS AUTHORIZED TO SIGN ALONE SHALL CONSTITUTE A CERTIFICATION BY THE SECRETARY THAT THE SECRETARY IS THE SOLE SHAREHOLDER, DIRECTOR AND OFFICER OF THE CORPORATION.

IRREVOCABLE  STANDBY LETTER OF CREDIT NUMBER:   3051683

BENEFICIARY                                APPLICANT

COMERICA BANK CALIFORNIA                   MTI TECHNOLOGY CORPORATION
INTERNATIONAL DIVISION                     4905 E. LA PALMA AVE.
9920 SOUTH LA CIENEGA BLVD 11TH FLR        ANAHEIM, CA 92807
INGLEWOOD, CA 90301-4423

THE NOTICE OF NON-RENEWAL DATED APRIL 19, 2004 IS HEREBY RESCINDED.

THE AUTOMATIC EXTENSION TERMS ARE HEREBY REINSTATED.

ALL TERMS AND CONDITIONS REMAIN UNCHANGED.

IF YOU HAVE ANY INQUIRIES REGARDING THIS NOTICE, PLEASE CALL 213-345-6620 AND QUOTE OUR REFERENCE NUMBER LISTED ABOVE.

SINCERELY,

BANK OF AMERICA N.A.

/s/ Marisa G. Diwa                                /s/ Carol Gandia
--------------------------                        ------------------------------
AUTHORIZED SIGNATURE                              AUTHORIZED SIGNATURE
      MARISA G. DIWA                                      CAROL GANDIA

                               EXTENDED TO 6/30/05

CC: BRIAN CALL
    NV1-119-02-01

                                    ORIGINAL